OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08363

Evergreen Select Equity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen Equity Index Fund, for the year ended July 31, 2009. This series has July 31 fiscal year end.

Date of reporting period: July 31, 2009

Item 1 - Reports to Stockholders.

Evergreen Equity Index Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
31	STATEMENT OF ASSETS AND LIABILITIES
32	STATEMENT OF OPERATIONS
33	STATEMENTS OF CHANGES IN NET ASSETS
35	NOTES TO FINANCIAL STATEMENTS
45	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
46	ADDITIONAL INFORMATION
48	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Equity Index Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large companies. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 2/14/1985

	Class A	Class B	Class C	Class I	Class IS
Class inception date	11/4/1998	11/3/1998	4/30/1999	2/14/1985	10/9/1996

Nasdaq symbol	ESINX	ESIOX	ESECX	EVIIX	EVISX

Average annual return*

1-year with sales charge	-24.08%	-24.59%	-21.64%	N/A	N/A

1-year w/o sales charge	-20.30%	-20.91%	-20.91%	-20.09%	-20.30%

5-year	-1.62%	-1.76%	-1.40%	-0.40%	-0.66%

10-year	-2.18%	-2.44%	-2.44%	-1.46%	-1.71%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Classes A and IS, and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Equity Index Fund Class A shares versus a similar investment in the S&P 500® Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark perfectly and may have lower returns than its benchmark index due to fees and expenses.

“Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

All data is as of July 31, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -20.30% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the S&P 500 returned -19.96%.

The fund’s objective is to seek investment results that achieve price and yield performance similar to the S&P 500 Index.

Investment process

The fund’s objective is to replicate the performance of its benchmark before fees and expenses. The portfolio management team uses an investment process designed to control trading and implementation costs and reduce tracking error as much as possible. As a result, the fund’s performance should closely align with that of the index. Periodic rebalancing takes place in order to reflect the frequently changing constituents of the index.

Despite unprecedented, massive monetary and fiscal stimulus from the government, the economy slumped and most equity markets plummeted to multi-year lows, as consumers and businesses retrenched and de-levered. However, a major rally started in mid-March continued into the summer, as investors started to pick up bargains among beaten-down riskier names as well as bidding more quality names. Macroeconomic signals pointed to stabilization of economic declines, and optimism about an impending economic recovery increased. The economy contracted by a less than expected -1.0% during the second quarter of 2009, better than expectations of a -1.5% drop in output. While still signaling recession, the pullback was considerably less damaging than the -6.4% and -5.4% hits to output during the first quarter of 2009 and the fourth quarter of 2008. Smaller declines in business investment and net exports helped moderate activity for the second quarter of calendar 2009, as did less inventory liquidation than in the prior six to nine months. Personal consumption slid by more than 1% in the second quarter of 2009, yet government spending jumped 10%, providing further support for output as the fund’s fiscal year drew to an end. The gross domestic product (GDP) report also included downward revisions over the past two years, indicating the recession was deeper than previously estimated.

The combination of higher government spending, auto production and net exports should enable GDP to finally turn positive as the fund enters a new fiscal year. Yet the crux of the issue remains housing, and with residential investment plunging by almost 30% at the end of the past fiscal year quarter and average home prices still down by approximately 17% over the past year, hurdles for sustainable growth remain. Factor in expected increases in the unemployment and saving rates, it is doubtful that the U.S. consumer (responsible for up to 70% of GDP) will be in a position to lead the “early cycle” as in prior recoveries. Fortunately, the increases in federal outlays and trade may help cushion the blow to overall output.

PORTFOLIO MANAGER COMMENTARY continued

Contributors to performance

Every sector experienced negative returns over the fiscal year, despite the rally off the March lows, but some sectors weathered the storm better than others. The Consumer Staples, Consumer Discretionary, Information Technology (the largest sector in the fund), and Telecommunication Services sectors all posted single-digit percentage losses, far less than the hefty losses in other sectors. Remaining popular among both consumers and investors, technology entity Apple was the most important contributors in this sector. In the Consumer Discretionary sector, automaker Ford Motor Company was the top contributor, after avoiding bankruptcy like other domestic automakers. No individual stock in Consumer Staples or Telecommunication Services provided a noteworthy contribution; rather, investors flocked to the entire sector as the recession worsened.

Detractors from performance

The Financials sector was the worst performer on its own. Because of its sizable (albeit declining) weight in the fund, it was responsible for over one-third of the overall contraction. Financial Services giants Citigroup, Bank of America and American International Group (AIG) were disproportionately, although not singularly, responsible for negative performance in this sector. All three companies had incurred and continue to incur massive losses and required major government aid to survive. Steep declines in the Energy and Industrials sectors also detracted considerably from fund returns. Stocks of major oil companies like ConocoPhillips, Exxon Mobil and Schlumberger all were top detractors in this sector, which simultaneously confronted a global recession and plummeting oil prices. In the Industrials sector, conglomerate General Electric was the largest detractor in the entire fund because of its large weighting, and because it lost almost one-half of its market value over the year.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,209.02	$3.18
Class B	$1,000.00	$1,204.63	$7.27
Class C	$1,000.00	$1,204.68	$7.27
Class I	$1,000.00	$1,210.72	$1.81
Class IS	$1,000.00	$1,209.07	$3.18
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,021.92	$2.91
Class B	$1,000.00	$1,018.20	$6.66
Class C	$1,000.00	$1,018.20	$6.66
Class I	$1,000.00	$1,023.16	$1.66
Class IS	$1,000.00	$1,021.92	$2.91

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.58% for Class A, 1.33% for Class B, 1.33% for Class C, 0.33% for Class I and 0.58% for Class IS), multiplied by the average account value over the period, multiplied by 181 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$47.29	$54.39	$47.72	$46.12	$41.29

Income from investment operations
Net investment income (loss)	0.76	0.87	0.72	0.64	0.68
Net realized and unrealized gains or losses on investments	(10.71)	(7.11)	6.66	1.57	4.83

Total from investment operations	(9.95)	(6.24)	7.38	2.21	5.51

Distributions to shareholders from
Net investment income	(0.76)	(0.86)	(0.71)	(0.61)	(0.68)
Net realized gains	(1.68)	0	0	0	0

Total distributions to shareholders	(2.44)	(0.86)	(0.71)	(0.61)	(0.68)

Net asset value, end of period	$34.90	$47.29	$54.39	$47.72	$46.12

Total return[1]	(20.30)%	(11.60)%	15.51%	4.82%	13.43%

Ratios and supplemental data
Net assets, end of period (thousands)	$172,687	$262,336	$366,413	$241,553	$265,500
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.52%	0.50%	0.57%	0.57%	0.57%
Expenses excluding waivers/reimbursements and expense reductions	1.05%	0.90%	0.88%	0.96%	0.98%
Net investment income (loss)	2.22%	1.64%	1.35%	1.35%	1.56%
Portfolio turnover rate	6%	7%	14%	6%	4%

1	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$47.06	$54.10	$47.46	$45.88	$41.09

Income from investment operations
Net investment income (loss)	0.52 [1]	0.47 [1]	0.34 [1]	0.28 [1]	0.35 [1]
Net realized and unrealized gains or losses on investments	(10.69)	(7.07)	6.60	1.58	4.80

Total from investment operations	(10.17)	(6.60)	6.94	1.86	5.15

Distributions to shareholders from
Net investment income	(0.49)	(0.44)	(0.30)	(0.28)	(0.36)
Net realized gains	(1.68)	0	0	0	0

Total distributions to shareholders	(2.17)	(0.44)	(0.30)	(0.28)	(0.36)

Net asset value, end of period	$34.72	$47.06	$54.10	$47.46	$45.88

Total return[2]	(20.91)%	(12.26)%	14.65%	4.05%	12.57%

Ratios and supplemental data
Net assets, end of period (thousands)	$28,008	$68,025	$113,488	$141,090	$186,218
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.26%	1.26%	1.32%	1.32%	1.32%
Expenses excluding waivers/reimbursements and expense reductions	1.79%	1.66%	1.63%	1.69%	1.68%
Net investment income (loss)	1.51%	0.89%	0.65%	0.60%	0.82%
Portfolio turnover rate	6%	7%	14%	6%	4%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$47.10	$54.15	$47.52	$45.95	$41.14

Income from investment operations
Net investment income (loss)	0.49	0.46	0.34 [1]	0.27	0.35 [1]
Net realized and unrealized gains or losses on investments	(10.66)	(7.05)	6.60	1.58	4.82

Total from investment operations	(10.17)	(6.59)	6.94	1.85	5.17

Distributions to shareholders from
Net investment income	(0.47)	(0.46)	(0.31)	(0.28)	(0.36)
Net realized gains	(1.68)	0	0	0	0

Total distributions to shareholders	(2.15)	(0.46)	(0.31)	(0.28)	(0.36)

Net asset value, end of period	$34.78	$47.10	$54.15	$47.52	$45.95

Total return[2]	(20.91)%	(12.25)%	14.63%	4.04%	12.61%

Ratios and supplemental data
Net assets, end of period (thousands)	$89,159	$137,044	$175,657	$173,515	$198,719
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.27%	1.25%	1.32%	1.32%	1.32%
Expenses excluding waivers/reimbursements and expense reductions	1.80%	1.65%	1.63%	1.69%	1.68%
Net investment income (loss)	1.48%	0.89%	0.63%	0.60%	0.81%
Portfolio turnover rate	6%	7%	14%	6%	4%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$47.33	$54.43	$47.76	$46.15	$41.31

Income from investment operations
Net investment income (loss)	0.85 [1]	1.00 [1]	0.85	0.75 [1]	0.82
Net realized and unrealized gains or losses on investments	(10.73)	(7.10)	6.66	1.58	4.80

Total from investment operations	(9.88)	(6.10)	7.51	2.33	5.62

Distributions to shareholders from
Net investment income	(0.92)	(1.00)	(0.84)	(0.72)	(0.78)
Net realized gains	(1.68)	0	0	0	0

Total distributions to shareholders	(2.60)	(1.00)	(0.84)	(0.72)	(0.78)

Net asset value, end of period	$34.85	$47.33	$54.43	$47.76	$46.15

Total return	(20.09)%	(11.37)%	15.80%	5.08%	13.72%

Ratios and supplemental data
Net assets, end of period (thousands)	$115,745	$212,661	$340,321	$255,492	$326,324
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.27%	0.25%	0.32%	0.32%	0.32%
Expenses excluding waivers/reimbursements and expense reductions	0.80%	0.65%	0.63%	0.69%	0.68%
Net investment income (loss)	2.49%	1.89%	1.62%	1.60%	1.83%
Portfolio turnover rate	6%	7%	14%	6%	4%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS IS	2009	2008	2007	2006	2005

Net asset value, beginning of period	$47.30	$54.40	$47.73	$46.12	$41.29

Income from investment operations
Net investment income (loss)	0.76	0.89	0.79	0.64	0.69
Net realized and unrealized gains or losses on investments	(10.72)	(7.13)	6.59	1.58	4.81

Total from investment operations	(9.96)	(6.24)	7.38	2.22	5.50

Distributions to shareholders from
Net investment income	(0.76)	(0.86)	(0.71)	(0.61)	(0.67)
Net realized gains	(1.68)	0	0	0	0

Total distributions to shareholders	(2.44)	(0.86)	(0.71)	(0.61)	(0.67)

Net asset value, end of period	$34.90	$47.30	$54.40	$47.73	$46.12

Total return	(20.30)%	(11.60)%	15.50%	4.84%	13.42%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,166	$7,513	$9,807	$15,035	$15,010
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.52%	0.50%	0.57%	0.57%	0.57%
Expenses excluding waivers/reimbursements and expense reductions	1.05%	0.90%	0.88%	0.94%	0.93%
Net investment income (loss)	2.22%	1.64%	1.39%	1.34%	1.57%
Portfolio turnover rate	6%	7%	14%	6%	4%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 97.6%
CONSUMER DISCRETIONARY 8.9%
Auto Components 0.2%
Goodyear Tire & Rubber Co. *	11,191	$190,471
Johnson Controls, Inc.	27,500	711,700

		902,171

Automobiles 0.3%
Ford Motor Co. *	148,927	1,191,416
Harley-Davidson, Inc.	10,850	245,210

		1,436,626

Distributors 0.1%
Genuine Parts Co.	7,378	261,329

Diversified Consumer Services 0.2%
Apollo Group, Inc., Class A *	4,986	344,234
DeVry, Inc.	2,850	141,759
H&R Block, Inc.	15,718	262,333

		748,326

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	20,275	567,497
Darden Restaurants, Inc.	6,346	205,547
International Game Technology	13,711	270,792
Marriott International, Inc., Class A	13,737	295,898
McDonald’s Corp.	51,053	2,810,978
Starbucks Corp. *	34,054	602,756
Starwood Hotels & Resorts Worldwide, Inc.	8,638	203,943
Wyndham Worldwide Corp.	8,241	114,962
Wynn Resorts, Ltd. *	3,132	160,265
Yum! Brands, Inc.	21,360	757,426

		5,990,064

Household Durables 0.4%
Black & Decker Corp.	2,782	104,603
Centex Corp.	5,761	62,853
D.R. Horton, Inc.	12,759	147,877
Fortune Brands, Inc.	6,951	275,051
Harman International Industries, Inc.	3,208	79,173
KB Home	3,424	57,147
Leggett & Platt, Inc.	7,254	125,857
Lennar Corp., Class A	6,533	77,351
Newell Rubbermaid, Inc.	12,846	165,328
Pulte Homes, Inc.	9,931	112,915
Snap-On, Inc.	2,666	94,990
Stanley Works	3,659	146,909
Whirlpool Corp.	3,416	195,019

		1,645,073

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Internet & Catalog Retail 0.4%
Amazon.com, Inc. *	14,912	$1,278,853
Expedia, Inc. *	9,737	201,653

		1,480,506

Leisure Equipment & Products 0.1%
Eastman Kodak Co.	12,411	36,861
Hasbro, Inc.	5,759	152,613
Mattel, Inc.	16,591	291,670

		481,144

Media 2.5%
CBS Corp., Class B	31,444	257,526
Comcast Corp., Class A	133,430	1,982,770
DIRECTV Group, Inc. * ρ	24,255	628,204
Gannett Co., Inc.	10,756	75,292
Interpublic Group of Companies *	22,138	115,339
McGraw-Hill Cos.	14,554	456,268
Meredith Corp.	1,666	44,099
New York Times Co., Class A	5,396	42,467
News Corp., Class A	106,447	1,099,598
Omnicom Group, Inc.	14,385	489,090
Scripps Networks Interactive, Inc., Class A	4,187	135,156
Time Warner Cable, Inc.	16,305	539,043
Time Warner, Inc.	55,367	1,476,084
Viacom, Inc., Class B *	28,063	649,939
Walt Disney Co.	85,923	2,158,386
Washington Post Co., Class B	278	125,517

		10,274,778

Multiline Retail 0.8%
Big Lots, Inc. *	3,821	88,036
Family Dollar Stores, Inc.	6,490	203,916
J.C. Penney Co., Inc.	10,913	329,027
Kohl’s Corp. *	14,132	686,109
Macy’s, Inc.	19,462	270,716
Nordstrom, Inc. ρ	7,409	195,894
Sears Holdings Corp. *	2,498	165,717
Target Corp.	34,812	1,518,499

		3,457,914

Specialty Retail 1.9%
Abercrombie & Fitch Co., Class A	4,067	116,276
AutoNation, Inc. *	4,999	103,379
AutoZone, Inc. *	1,670	256,462
Bed Bath & Beyond, Inc. *	12,016	417,556

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail continued
Best Buy Co., Inc.	15,796	$590,297
GameStop Corp., Class A *	7,618	166,758
Gap, Inc.	21,282	347,322
Home Depot, Inc.	78,497	2,036,212
Limited Brands, Inc.	12,500	161,750
Lowe’s Cos.	68,327	1,534,624
O’Reilly Automotive, Inc. *	6,278	255,263
Office Depot, Inc. *	12,712	57,840
RadioShack Corp.	5,790	89,803
Sherwin-Williams Co.	4,552	262,878
Staples, Inc.	33,103	695,825
Tiffany & Co.	5,742	171,284
TJX Cos.	19,137	693,333

		7,956,862

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	14,696	434,855
Nike, Inc., Class B	17,931	1,015,612
Polo Ralph Lauren Corp.	2,616	164,939
VF Corp.	4,095	264,905

		1,880,311

CONSUMER STAPLES 11.5%
Beverages 2.4%
Brown-Forman Corp., Class B	4,518	198,566
Coca-Cola Co.	92,130	4,591,759
Coca-Cola Enterprises, Inc.	14,675	275,743
Constellation Brands, Inc., Class A *	9,102	124,333
Dr. Pepper Snapple Group, Inc. *	11,748	289,118
Molson Coors Brewing Co., Class B	6,899	311,904
Pepsi Bottling Group, Inc.	6,324	214,700
PepsiCo, Inc.	72,042	4,088,384

		10,094,507

Food & Staples Retailing 2.9%
Costco Wholesale Corp.	20,085	994,207
CVS Caremark Corp.	67,372	2,255,615
Kroger Co.	30,187	645,398
Safeway, Inc.	19,709	373,091
SUPERVALU, Inc.	9,792	145,215
Sysco Corp.	27,298	648,600
Wal-Mart Stores, Inc.	103,270	5,151,108
Walgreen Co.	45,892	1,424,947
Whole Foods Market, Inc.	6,499	157,211

		11,795,392

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.7%
Archer Daniels Midland Co.	29,709	$894,835
Campbell Soup Co.	9,240	286,717
ConAgra Foods, Inc.	20,696	406,262
Dean Foods Co. *	8,192	173,588
General Mills, Inc.	15,224	896,846
H.J. Heinz Co.	14,560	559,978
Hershey Co.	7,669	306,377
Hormel Foods Corp.	3,231	116,025
J.M. Smucker Co.	5,480	274,164
Kellogg Co.	11,683	554,942
Kraft Foods, Inc., Class A	68,152	1,931,428
McCormick & Co., Inc.	6,030	194,287
Sara Lee Corp.	32,191	342,512
Tyson Foods, Inc., Class A	13,978	159,769

		7,097,730

Household Products 2.6%
Clorox Co.	6,435	392,599
Colgate-Palmolive Co.	23,118	1,674,668
Kimberly-Clark Corp.	19,168	1,120,370
Procter & Gamble Co.	134,880	7,487,189

		10,674,826

Personal Products 0.2%
Avon Products, Inc.	19,755	639,667
Estee Lauder Cos., Class A	5,370	195,683

		835,350

Tobacco 1.7%
Altria Group, Inc.	95,682	1,677,305
Lorillard, Inc.	7,782	573,689
Philip Morris International, Inc.	90,773	4,230,022
Reynolds American, Inc.	7,819	340,205

		6,821,221

ENERGY 11.8%
Energy Equipment & Services 1.7%
Baker Hughes, Inc.	14,336	580,608
BJ Services Co.	13,516	191,657
Cameron International Corp. *	10,041	313,580
Diamond Offshore Drilling, Inc.	3,216	289,022
ENSCO International, Inc.	6,562	248,634
FMC Technologies, Inc.	5,719	248,777
Halliburton Co.	41,515	917,066
Nabors Industries, Ltd. *	13,098	222,928

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Energy Equipment & Services continued
National Oilwell Varco, Inc. *	19,350	$695,439
Rowan Companies, Inc.	5,233	111,620
Schlumberger, Ltd.	55,365	2,962,028
Smith International, Inc.	10,149	255,044

		7,036,403

Oil, Gas & Consumable Fuels 10.1%
Anadarko Petroleum Corp.	23,100	1,113,420
Apache Corp.	15,511	1,302,148
Cabot Oil & Gas Corp.	4,796	168,484
Chesapeake Energy Corp.	26,079	559,134
Chevron Corp.	92,768	6,444,593
ConocoPhillips	68,560	2,996,758
Consol Energy, Inc.	8,359	296,995
Denbury Resources, Inc. *	11,516	191,166
Devon Energy Corp.	20,542	1,193,285
El Paso Corp.	32,440	326,346
EOG Resources, Inc.	11,582	857,415
Exxon Mobil Corp.	225,812	15,894,907
Hess Corp.	13,167	726,818
Marathon Oil Corp.	32,753	1,056,284
Massey Energy Co.	3,956	105,230
Murphy Oil Corp.	8,829	513,848
Noble Energy, Inc.	8,022	490,305
Occidental Petroleum Corp.	37,510	2,675,963
Peabody Energy Corp.	12,372	409,637
Pioneer Natural Resources Co.	5,275	150,601
Range Resources Corp.	7,244	336,194
Southwestern Energy Co. *	15,902	658,820
Spectra Energy Corp.	29,847	547,991
Sunoco, Inc.	5,409	133,548
Tesoro Corp.	6,403	83,815
Valero Energy Corp.	25,744	463,392
Williams Cos.	26,844	448,026
XTO Energy, Inc.	26,826	1,079,210

		41,224,333

FINANCIALS 13.7%
Capital Markets 2.9%
Ameriprise Financial, Inc.	11,792	327,818
Bank of New York Mellon Corp.	55,320	1,512,449
Charles Schwab Corp.	43,456	776,559
E*TRADE Financial Corp. ρ *	51,617	77,426
Federated Investors, Inc., Class B	4,141	107,376

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Capital Markets continued
Franklin Resources, Inc.	6,972	$618,277
Goldman Sachs Group, Inc.	23,296	3,804,237
INVESCO, Ltd.	19,034	375,921
Janus Capital Group, Inc.	8,303	113,419
Legg Mason, Inc.	6,623	186,371
Morgan Stanley	62,550	1,782,675
Northern Trust Corp.	11,150	666,881
State Street Corp.	22,848	1,149,254
T. Rowe Price Group, Inc.	11,822	552,206

		12,050,869

Commercial Banks 2.6%
BB&T Corp.	29,935	684,913
Comerica, Inc.	6,993	166,713
Fifth Third Bancorp	36,790	349,505
First Horizon National Corp. *	9,946	127,508
Huntington Bancshares, Inc.	25,155	102,884
KeyCorp	36,256	209,560
M&T Bank Corp.	3,786	220,800
Marshall & Ilsley Corp.	16,304	98,476
PNC Financial Services Group, Inc.	21,300	780,858
Regions Financial Corp.	53,450	236,249
SunTrust Banks, Inc.	23,073	449,923
U.S. Bancorp ρ	87,820	1,792,406
Wells Fargo & Co. °	215,460	5,270,152
Zions Bancorp ρ	5,335	72,449

		10,562,396

Consumer Finance 0.8%
American Express Co.	54,949	1,556,705
Capital One Financial Corp.	20,910	641,937
Discover Financial Services	24,788	294,482
MasterCard, Inc., Class A	3,352	650,389
SLM Corp. *	21,633	192,317

		3,335,830

Diversified Financial Services 3.8%
Bank of America Corp.	399,840	5,913,634
Citigroup, Inc.	255,109	808,695
CME Group, Inc., Class A	3,071	856,287
IntercontinentalExchange, Inc. *	3,370	316,982
JPMorgan Chase & Co.	180,529	6,977,446
Leucadia National Corp. *	8,388	205,506
Moody’s Corp.	8,835	209,743

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services continued
NASDAQ OMX Group, Inc. *	6,360	$134,387
NYSE Euronext	12,032	324,262

		15,746,942

Insurance 2.4%
AFLAC, Inc.	21,631	818,950
Allstate Corp.	24,821	667,933
American International Group, Inc. ρ	6,226	81,810
AON Corp.	12,809	505,315
Assurant, Inc.	5,449	139,059
Chubb Corp.	16,294	752,457
Cincinnati Financial Corp.	7,523	181,680
Genworth Financial, Inc., Class A	20,047	138,324
Hartford Financial Services Group, Inc.	15,060	248,339
Lincoln National Corp.	13,702	290,345
Loews Corp.	16,715	501,784
Marsh & McLennan Cos.	24,181	493,776
MBIA, Inc. *	7,887	33,047
MetLife, Inc.	37,877	1,285,924
Principal Financial Group, Inc.	14,377	340,735
Progressive Corp. *	31,514	490,988
Prudential Financial, Inc.	21,419	948,219
Torchmark Corp.	3,829	149,561
Travelers Companies, Inc.	27,091	1,166,809
Unum Group	15,330	287,744
XL Capital, Ltd., Class A	15,831	222,901

		9,745,700

Real Estate Investment Trusts (REITs) 1.0%
Apartment Investment & Management Co., Class A	5,419	50,830
AvalonBay Communities, Inc.	3,697	215,165
Boston Properties, Inc.	6,410	339,089
Equity Residential	12,672	304,128
HCP, Inc.	12,609	324,808
Health Care REIT, Inc.	5,143	206,029
Host Hotels & Resorts, Inc.	27,821	252,615
Kimco Realty Corp.	14,978	147,384
Plum Creek Timber Co., Inc. ρ	7,534	235,663
ProLogis	20,482	180,037
Public Storage	5,804	421,196
Simon Property Group, Inc.	12,852	716,113
Ventas, Inc.	7,243	255,678
Vornado Realty Trust	7,346	374,793

		4,023,528

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc., Class A *	10,949	$119,344

Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp, Inc.	24,132	339,296
People’s United Financial, Inc.	16,117	261,901

		601,197

HEALTH CARE 13.4%
Biotechnology 1.9%
Amgen, Inc. *	46,848	2,919,099
Biogen Idec, Inc. *	13,353	634,935
Celgene Corp. *	21,300	1,213,248
Cephalon, Inc. *	3,417	200,407
Genzyme Corp. *	12,484	647,795
Gilead Sciences, Inc. *	41,944	2,052,320

		7,667,804

Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	27,998	1,578,247
Becton, Dickinson & Co.	11,085	722,188
Boston Scientific Corp. *	69,710	748,685
C.R. Bard, Inc.	4,595	338,054
Dentsply International, Inc.	6,873	229,215
Hospira, Inc. *	7,426	285,381
Intuitive Surgical, Inc. *	1,752	398,265
Medtronic, Inc.	51,747	1,832,879
St. Jude Medical, Inc. *	16,028	604,416
Stryker Corp.	11,027	428,730
Varian Medical Systems, Inc. *	5,801	204,601
Zimmer Holdings, Inc. *	9,954	463,856

		7,834,517

Health Care Providers & Services 2.1%
Aetna, Inc.	20,681	557,766
AmerisourceBergen Corp.	13,975	275,587
Cardinal Health, Inc.	16,662	554,845
CIGNA Corp.	12,623	358,493
Coventry Health Care, Inc. *	6,869	157,987
DaVita, Inc. *	4,785	237,814
Express Scripts, Inc. *	12,549	878,932
Humana, Inc. *	7,849	257,840
Laboratory Corp. of America Holdings *	5,012	336,756
McKesson Corp.	12,560	642,444
Medco Health Solutions, Inc. *	22,322	1,179,941
Patterson Companies, Inc. *	4,233	107,349

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services continued
Quest Diagnostics, Inc.	6,948	$379,500
Tenet Healthcare Corp. *	19,322	76,322
UnitedHealth Group, Inc.	55,045	1,544,563
WellPoint, Inc. *	22,427	1,180,557

		8,726,696

Health Care Technology 0.0%
IMS Health, Inc.	8,411	100,932

Life Sciences Tools & Services 0.4%
Life Technologies Corp. *	8,083	368,019
Millipore Corp. *	2,565	178,524
PerkinElmer, Inc.	5,395	95,114
Thermo Fisher Scientific, Inc. *	19,358	876,530
Waters Corp. *	4,461	224,165

		1,742,352

Pharmaceuticals 7.1%
Abbott Laboratories	71,517	3,217,550
Allergan, Inc.	14,230	760,309
Bristol-Myers Squibb Co.	91,667	1,992,841
Eli Lilly & Co. ρ	46,791	1,632,538
Forest Laboratories, Inc. *	13,958	360,535
Johnson & Johnson	127,516	7,764,449
King Pharmaceuticals, Inc. *	11,475	104,078
Merck & Co., Inc. ρ	97,580	2,928,376
Mylan Laboratories, Inc. *	14,116	186,190
Pfizer, Inc. ρ	312,268	4,974,429
Schering-Plough Corp.	75,352	1,997,582
Watson Pharmaceuticals, Inc. *	4,878	169,413
Wyeth	61,711	2,872,647

		28,960,937

INDUSTRIALS 9.7%
Aerospace & Defense 2.6%
Boeing Co.	33,605	1,441,990
General Dynamics Corp.	17,817	986,884
Goodrich Corp.	5,732	294,395
Honeywell International, Inc.	34,422	1,194,443
ITT Corp.	8,422	416,047
L-3 Communications Holdings, Inc.	5,394	407,247
Lockheed Martin Corp.	15,117	1,130,147
Northrop Grumman Corp.	14,969	667,318
Precision Castparts Corp.	6,481	517,249
Raytheon Co.	18,236	856,180

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Aerospace & Defense continued
Rockwell Collins Corp.	7,329	$309,284
United Technologies Corp.	43,593	2,374,511

		10,595,695

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	7,846	427,842
Expeditors International of Washington, Inc.	9,826	333,396
FedEx Corp.	14,408	977,439
United Parcel Service, Inc., Class B	46,046	2,474,052

		4,212,729

Airlines 0.1%
Southwest Airlines Co.	34,282	269,114

Building Products 0.1%
Masco Corp.	16,627	231,614

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	5,217	139,450
Cintas Corp.	6,081	153,120
Iron Mountain, Inc. *	8,335	243,465
Pitney Bowes, Inc.	9,551	197,228
R.R. Donnelley & Sons Co.	9,497	132,008
Republic Services, Inc.	14,900	396,340
Stericycle, Inc. *	3,930	201,216
Waste Management, Inc.	22,768	640,009

		2,102,836

Construction & Engineering 0.2%
Fluor Corp.	8,322	439,402
Jacobs Engineering Group, Inc. *	5,713	234,119
Quanta Services, Inc. *	9,023	210,326

		883,847

Electrical Equipment 0.4%
Cooper Industries, Inc.	7,704	253,847
Emerson Electric Co.	34,773	1,265,041
Rockwell Automation, Inc.	6,563	271,774

		1,790,662

Industrial Conglomerates 2.2%
3M Co.	32,133	2,266,019
General Electric Co.	490,040	6,566,536
Textron, Inc.	12,438	167,167

		8,999,722

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 1.4%
Caterpillar, Inc.	27,845	$1,226,851
Cummins, Inc.	9,339	401,670
Danaher Corp.	11,800	722,632
Deere & Co.	19,563	855,686
Dover Corp.	8,608	292,758
Eaton Corp.	7,663	397,863
Flowserve Corp.	2,593	209,437
Illinois Tool Works, Inc.	17,792	721,465
Manitowoc Co.	6,032	37,278
Paccar, Inc.	16,806	582,328
Pall Corp.	5,457	164,146
Parker Hannifin Corp.	7,428	328,912

		5,941,026

Professional Services 0.1%
Dun & Bradstreet Corp.	2,461	177,168
Equifax, Inc.	5,842	152,184
Monster Worldwide, Inc. *	5,833	76,004
Robert Half International, Inc.	7,071	175,290

		580,646

Road & Rail 1.0%
Burlington Northern Santa Fe Corp.	12,885	1,012,632
CSX Corp.	18,115	726,774
Norfolk Southern Corp.	16,985	734,601
Ryder System, Inc.	2,586	90,846
Union Pacific Corp.	23,328	1,341,827

		3,906,680

Trading Companies & Distributors 0.1%
Fastenal Co. ρ	5,980	212,708
W.W. Grainger, Inc.	2,880	258,941

		471,649

INFORMATION TECHNOLOGY 18.1%
Communications Equipment 2.7%
Ciena Corp. *	4,218	47,073
Cisco Systems, Inc. *	266,913	5,874,755
Harris Corp.	6,126	191,805
JDS Uniphase Corp. *	10,202	59,784
Juniper Networks, Inc. *	24,210	632,608
Motorola, Inc.	106,083	759,554
QUALCOMM, Inc.	76,587	3,539,085
Tellabs, Inc. *	18,314	106,221

		11,210,885

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 5.5%
Apple, Inc. *	41,283	$6,745,229
Dell, Inc. *	80,475	1,076,756
EMC Corp. *	93,153	1,402,884
Hewlett-Packard Co.	110,426	4,781,446
International Business Machines Corp.	61,149	7,211,302
Lexmark International, Inc., Class A *	3,613	52,316
NetApp, Inc. *	15,305	343,750
QLogic Corp. *	5,499	71,762
SanDisk Corp. *	10,498	187,074
Sun Microsystems, Inc. *	34,533	316,668
Teradata Corp. *	7,992	196,364
Western Digital Corp. *	10,301	311,605

		22,697,156

Electronic Equipment, Instruments & Components 0.5%
Agilent Technologies, Inc. *	15,889	368,943
Amphenol Corp., Class A	7,927	264,365
Corning, Inc.	71,907	1,222,419
Flir Systems, Inc. *	6,953	149,420
Jabil Circuit, Inc.	9,892	90,611
Molex, Inc.	6,415	113,930

		2,209,688

Internet Software & Services 1.8%
Akamai Technologies, Inc. *	7,998	131,487
eBay, Inc. *	50,012	1,062,755
Google, Inc., Class A *	11,111	4,922,728
VeriSign, Inc. *	8,924	182,407
Yahoo!, Inc. *	64,550	924,356

		7,223,733

IT Services 0.9%
Affiliated Computer Services, Inc., Class A *	4,516	214,104
Automatic Data Processing, Inc.	23,214	864,721
Cognizant Technology Solutions Corp., Class A *	13,518	399,998
Computer Sciences Corp. *	7,011	337,720
Convergys Corp. *	5,677	60,801
Fidelity National Information Services, Inc.	8,850	207,267
Fiserv, Inc. *	7,200	341,352
Paychex, Inc.	14,861	393,816
Total System Services, Inc.	9,124	133,940
Western Union Co.	32,453	567,278

		3,520,997

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Office Electronics 0.1%
Xerox Corp.	40,019	$327,756

Semiconductors & Semiconductor Equipment 2.6%
Advanced Micro Devices, Inc. *	25,939	94,937
Altera Corp.	13,578	253,773
Analog Devices, Inc.	13,478	368,893
Applied Materials, Inc.	61,687	851,281
Broadcom Corp., Class A *	19,780	558,389
Intel Corp.	258,450	4,975,162
KLA-Tencor Corp.	7,862	250,640
Linear Technology Corp.	10,285	276,358
LSI Corp. *	30,027	155,540
MEMC Electronic Materials, Inc. *	10,342	182,226
Microchip Technology, Inc.	8,462	227,882
Micron Technology, Inc. *	39,183	250,379
National Semiconductor Corp.	9,032	136,022
Novellus Systems, Inc. *	4,519	88,437
NVIDIA Corp. *	25,276	326,819
Teradyne, Inc. *	8,011	63,127
Texas Instruments, Inc.	58,930	1,417,266
Xilinx, Inc.	12,750	276,547

		10,753,678

Software 4.0%
Adobe Systems, Inc. *	24,236	785,731
Autodesk, Inc. *	10,570	230,532
BMC Software, Inc. *	8,557	291,195
CA, Inc.	18,247	385,742
Citrix Systems, Inc. *	8,374	298,114
Compuware Corp. *	11,197	82,074
Electronic Arts, Inc. *	14,945	320,869
Intuit, Inc. *	14,950	444,015
McAfee, Inc. *	7,190	320,530
Microsoft Corp.	354,183	8,330,384
Novell, Inc. *	15,974	73,161
Oracle Corp.	175,264	3,878,592
Red Hat, Inc. *	8,744	199,626
Salesforce.com, Inc. *	4,915	213,016
Symantec Corp. *	37,846	565,041

		16,418,622

MATERIALS 3.3%
Chemicals 1.9%
Air Products & Chemicals, Inc.	9,710	724,366
CF Industries Holdings, Inc.	2,240	176,826

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Chemicals continued
Dow Chemical Co.	49,789	$1,054,033
E.I. DuPont de Nemours & Co.	41,814	1,293,307
Eastman Chemical Co.	3,362	166,957
Ecolab, Inc.	7,770	322,533
International Flavors & Fragrances, Inc.	3,642	128,417
Monsanto Co.	25,255	2,121,420
PPG Industries, Inc.	7,612	418,660
Praxair, Inc.	14,228	1,112,345
Sigma-Aldrich Corp.	5,650	286,737

		7,805,601

Construction Materials 0.1%
Vulcan Materials Co.	5,639	267,740

Containers & Packaging 0.2%
Ball Corp.	4,349	210,318
Bemis Co., Inc.	4,980	131,073
Owens-Illinois, Inc. *	7,788	264,325
Pactiv Corp. *	6,105	153,724
Sealed Air Corp.	7,340	134,982

		894,422

Metals & Mining 0.9%
AK Steel Holding Corp.	5,057	99,471
Alcoa, Inc.	45,085	530,200
Allegheny Technologies, Inc.	4,536	122,835
Freeport-McMoRan Copper & Gold, Inc.	19,054	1,148,956
Newmont Mining Corp.	22,648	936,495
Nucor Corp.	14,542	646,683
Titanium Metals Corp.	3,939	32,969
United States Steel Corp.	6,633	263,662

		3,781,271

Paper & Forest Products 0.2%
International Paper Co.	20,001	376,219
MeadWestvaco Corp.	7,918	154,322
Weyerhaeuser Co.	9,781	342,726

		873,267

TELECOMMUNICATION SERVICES 3.3%
Diversified Telecommunication Services 3.0%
AT&T, Inc.	273,027	7,161,498
CenturyTel, Inc.	13,712	430,420
Frontier Communications Corp.	14,455	101,185
Qwest Communications International, Inc. ρ	68,459	264,252

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Verizon Communications, Inc.	131,450	$4,215,602
Windstream Corp.	20,211	177,250

		12,350,207

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A *	18,404	627,392
MetroPCS Communications, Inc. *	11,721	138,894
Sprint Nextel Corp. *	132,871	531,484

		1,297,770

UTILITIES 3.9%
Electric Utilities 2.3%
Allegheny Energy, Inc.	7,839	197,621
American Electric Power Co., Inc.	22,062	683,039
Consolidated Edison, Inc.	12,698	499,793
Duke Energy Corp.	59,562	922,020
Edison International	15,077	487,289
Entergy Corp.	9,075	728,995
Exelon Corp.	30,484	1,550,416
FirstEnergy Corp.	14,106	581,167
FPL Group, Inc.	19,010	1,077,297
Northeast Utilities	8,104	186,473
Pepco Holdings, Inc.	10,180	146,388
Pinnacle West Capital Corp.	4,678	149,509
PPL Corp.	17,402	588,014
Progress Energy, Inc.	12,913	509,289
Southern Co.	36,208	1,136,931

		9,444,241

Gas Utilities 0.2%
EQT Corp.	6,057	232,468
Nicor, Inc.	2,092	76,232
Questar Corp.	8,055	266,379

		575,079

Independent Power Producers & Energy Traders 0.2%
AES Corp. *	30,850	394,571
Constellation Energy Group, Inc.	9,218	264,557
Dynegy, Inc., Class A *	23,440	47,114

		706,242

Multi-Utilities 1.2%
Ameren Corp.	9,883	251,325
CenterPoint Energy, Inc.	16,161	194,740
CMS Energy Corp.	10,497	135,831

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Multi-Utilities continued
Dominion Resources, Inc.	27,301	$922,774
DTE Energy Co.	7,584	261,344
Integrys Energy Group, Inc.	3,537	119,480
NiSource, Inc.	12,707	163,793
PG&E Corp.	17,046	688,147
Public Service Enterprise Group, Inc.	23,415	759,817
SCANA Corp.	5,637	199,268
Sempra Energy	11,305	592,721
TECO Energy, Inc.	9,851	132,890
Wisconsin Energy Corp.	5,410	232,468
Xcel Energy, Inc.	21,086	420,455

		5,075,053

Total Common Stocks (cost $232,720,443)		400,733,538

SHORT-TERM INVESTMENTS 5.0%
MUTUAL FUND SHARES 4.6%
BGI Prime Money Market Fund, Premium Shares, 0.15% q ρρ	523	523
BlackRock Liquidity TempFund, Institutional Class, 0.31% q ρρ	1,545,142	1,545,142
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø ρρ	17,010,653	17,010,653
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.21% q ρρ	305,747	305,747

		18,862,065

	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Bills, 0.18%, 08/06/2009-10/29/2009 ß ƒ	$1,750,000	1,749,538

Total Short-Term Investments (cost $20,611,575)		20,611,603

Total Investments (cost $253,332,018) 102.6%		421,345,141
Other Assets and Liabilities (2.6%)		(10,580,699)

Net Assets 100.0%		$410,764,442

*	Non-income producing security
ρ	All or a portion of this security is on loan.
°

Security represents an investment in a non-controlled affiliate. At July 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $4,000,235 and earned $229,987 of income for the year ended July 31, 2009 which is included in income from affiliated issuers.

q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
ß	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Information Technology	18.6%
Financials	14.0%
Health Care	13.7%
Energy	12.1%
Consumer Staples	11.8%
Industrials	10.0%
Consumer Discretionary	9.1%
Utilities	3.9%
Telecommunication Services	3.4%
Materials	3.4%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $232,321,130) including $9,006,877 of securities loaned	$399,064,336
Investments in affiliated issuers, at value (cost $21,010,888)	22,280,805

Total investments	421,345,141
Segregated cash	43,714
Receivable for Fund shares sold	169,587
Dividends receivable	517,325
Receivable for daily variation margin on open futures contracts	25,201
Receivable for securities lending income	52,927
Receivable from investment advisor	10,219
Prepaid expenses and other assets	21,159

Total assets	422,185,273

Liabilities
Payable for Fund shares redeemed	1,884,363
Payable for securities on loan	9,389,484
Distribution Plan expenses payable	13,283
Due to other related parties	30,028
Accrued expenses and other liabilities	103,673

Total liabilities	11,420,831

Net assets	$410,764,442

Net assets represented by
Paid-in capital	$241,928,632
Overdistributed net investment income	(29,315)
Accumulated net realized gains on investments	495,168
Net unrealized gains on investments	168,369,957

Total net assets	$410,764,442

Net assets consists of
Class A	$172,687,132
Class B	28,007,633
Class C	89,158,731
Class I	115,745,125
Class IS	5,165,821

Total net assets	$410,764,442

Shares outstanding (unlimited number of shares authorized)
Class A	4,948,070
Class B	806,631
Class C	2,563,422
Class I	3,321,642
Class IS	148,000

Net asset value per share
Class A	$34.90
Class A — Offering price (based on sales charge of 4.75%)	$36.64
Class B	$34.72
Class C	$34.78
Class I	$34.85
Class IS	$34.90

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends	$11,692,090
Securities lending	501,358
Income from affiliated issuers	348,445
Interest	7,117

Total investment income	12,549,010

Expenses
Advisory fee	1,459,260
Distribution Plan expenses
Class A	445,074
Class B	383,919
Class C	933,998
Class IS	13,043
Administrative services fee	456,019
Transfer agent fees	1,284,784
Trustees’ fees and expenses	22,846
Printing and postage expenses	99,955
Custodian and accounting fees	113,871
Registration and filing fees	73,536
Professional fees	53,466
Other	65,169

Total expenses	5,404,940
Less: Expense reductions	(989)
Fee waivers and expense reimbursements	(2,394,266)

Net expenses	3,009,685

Net investment income	9,539,325

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities
Unaffiliated issuers	13,766,324
Affiliated issuers	(286,781)
Futures contracts	(1,130,816)

Net realized gains on investments	12,348,727

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	(172,540,241)
Affiliated issuers	1,822,816
Futures contracts	517,106

Net change in unrealized gains or losses on investments	(170,200,319)

Net realized and unrealized gains or losses on investments	(157,851,592)

Net decrease in net assets resulting from operations	$(148,312,267)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008

Operations
Net investment income		$9,539,325		$13,680,745
Net realized gains on investments		12,348,727		44,903,923
Net change in unrealized gains or losses on investments		(170,200,319)		(164,266,101)

Net decrease in net assets resulting from operations		(148,312,267)		(105,681,433)

Distributions to shareholders from
Net investment income
Class A		(3,992,967)		(5,212,344)
Class B		(547,450)		(768,777)
Class C		(1,284,507)		(1,398,734)
Class I		(3,806,324)		(6,063,180)
Class IS		(117,277)		(144,541)
Net realized gains
Class A		(8,768,406)		0
Class B		(1,987,728)		0
Class C		(4,567,521)		0
Class I		(7,072,212)		0
Class IS		(256,823)		0

Total distributions to shareholders		(32,401,215)		(13,587,576)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	684,677	22,286,514	546,389	28,394,335
Class B	38,386	1,267,110	39,585	2,078,737
Class C	301,758	9,596,152	153,665	8,039,478
Class I	515,511	17,476,360	1,152,334	63,078,313
Class IS	1,103	35,599	3,214	161,015

		50,661,735		101,751,878

Net asset value of shares issued in reinvestment of distributions
Class A	392,667	12,221,037	95,981	5,011,793
Class B	70,875	2,174,153	12,682	656,219
Class C	112,732	3,450,768	16,383	845,435
Class I	189,765	5,928,831	43,165	2,249,459
Class IS	11,163	347,383	2,528	131,672

		24,122,172		8,894,578

Automatic conversion of Class B shares to Class A shares
Class A	370,084	12,469,225	258,275	13,429,757
Class B	(372,039)	(12,469,225)	(259,668)	(13,429,757)

		0		0

Payment for shares redeemed
Class A	(2,046,472)	(69,086,721)	(2,090,400)	(109,835,206)
Class B	(376,089)	(12,741,922)	(444,920)	(23,270,352)
Class C	(760,942)	(25,282,908)	(503,840)	(26,214,710)
Class I	(1,876,862)	(63,014,599)	(2,954,203)	(148,744,951)
Class IS	(23,127)	(758,223)	(27,162)	(1,420,631)

		(170,884,373)		(309,485,850)

Net decrease in net assets resulting from capital share transactions		(96,100,466)		(198,839,394)

Total decrease in net assets		(276,813,948)		(318,108,403)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009	2008

Net assets
Beginning of period	$687,578,390	$1,005,686,793

End of period	$410,764,442	$687,578,390

Undistributed (overdistributed) net investment income	$(29,315)	$347,978

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Equity Index Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS continued

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

NOTES TO FINANCIAL STATEMENTS continued

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to real estate investment trusts and dividends paid through share

NOTES TO FINANCIAL STATEMENTS continued

redemptions. During the year ended July 31, 2009, the following amounts were reclassified:

Paid-in capital	$3,364,074
Overdistributed net investment income	(168,093)
Accumulated net realized gains on investments	(3,195,981)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.32% and declining to 0.25% as average daily net assets increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on March 12, 2009.

NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $1,459,260 and reimbursed other expenses in the amount of $935,006.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class.

For the year ended July 31, 2009, EIS received $3,750 from the sale of Class A shares and $138, $67,452 and $5,312 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $26,939,079 and $143,510,515, respectively, for the year ended July 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$400,733,538	$0	$0	$400,733,538
Debt securities issued by U.S. Treasury and U.S. government agencies	1,749,538			1,749,538
Short-term investments	18,862,065	0	0	18,862,065

	$421,345,141	$0	$0	$421,345,141

Further details on the major security types listed above can be found in the Schedule of Investments.

As of July 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Other financial instruments*	$356,834	$0	$0	$356,834

*	Other financial instruments include futures contracts.

NOTES TO FINANCIAL STATEMENTS continued

During the year ended July 31, 2009, the Fund loaned securities to certain brokers and earned $501,358, net of $53,695 paid to Wachovia Global Securities Lending as the securities lending agent. At July 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $9,006,877 and $9,389,484, respectively.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $257,596,695. The gross unrealized appreciation and depreciation on securities based on tax cost was $210,479,421 and $46,730,975, respectively, with a net unrealized appreciation of $163,748,446.

6. DERIVATIVE TRANSACTIONS

At July 31, 2009, the Fund had long futures contracts outstanding as follows:

		Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	July 31, 2009	Gain (Loss)

September 2009	41 S&P 500 Index	$9,733,266	$10,090,100	$356,834

On July 31, 2009, the cumulative appreciation on futures contracts in the amount of $356,834 is reflected in net unrealized gains on investment on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts only represents the current day’s variation margin. The realized losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

The Fund had an average contract amount of $9,515,687 in futures contracts during the year ended July 31, 2009.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed		Temporary
Long-term	Unrealized	Book/Tax
Capital Gain	Appreciation	Differences

$5,116,679	$163,748,446	$(29,315)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales

NOTES TO FINANCIAL STATEMENTS continued

and future contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2009	2008

Ordinary Income	$9,735,586	$13,587,576
Long-term Capital Gain	22,665,629	0

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended July 31, 2009, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the

NOTES TO FINANCIAL STATEMENTS continued

following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

NOTES TO FINANCIAL STATEMENTS continued

13. SUBSEQUENT DISTRIBUTIONS

On September 10, 2009, the Fund declared distributions from net investment income to shareholders of record on September 9, 2009. The per share amounts payable on September 11, 2009 were as follows:

Net Investment Income

Class A	$0.1106
Class B	0.0417
Class C	0.0438
Class I	0.1326
Class IS	0.1108

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Equity Index Fund, a series of the Evergreen Select Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Equity Index Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $22,665,629 for the fiscal year ended July 31, 2009.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

567506 rv6 09/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the one series of the Registrant’s annual financial statements for the fiscal years ended July 31, 2009 and July 31, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$36,900	$34,900
Audit-related fees	$0	$0
Tax fees (1)	$0	$9,900
Non-audit fees (2)	$620,000	$962,374
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Equity Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: September 29, 2009

By:	/s/ Jeremy DePalma

Jeremy DePalma Principal Financial Officer

Date: September 29, 2009